UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 1997

                             CARRIAGE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       1-11961                     76-0423828
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                         Identification No.)

      1300 POST OAK BLVD., SUITE 1500, HOUSTON, TX               77056
         (Address of principal executive offices)             (Zip Code)

                                 (281) 556-7400
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On January 7, 1997, Carriage Services, Inc. (the "Company"), through its wholly owned subsidiary, completed its merger with CNM, a California corporation which through its subsidiaries owns and operates the ten Wilson & Kratzer funeral homes located in Alameda and Contra Costa Counties, California and the Rolling Hills Memorial Park Cemetery located in Richmond, California. Of the ten funeral home locations acquired, nine are currently operational and one is being converted from a library to a funeral home and will be operational by late 1997. Total consideration for the merger consisted of 107,445 shares of the Company's Class A Common Stock, 19,999,992 shares of the Company's Series F Preferred Stock, and cash. The cash portion of the purchase consideration was made available through a draw down of the Company's existing credit facility. The consideration was determined through negotiations between the Company and representatives of CNM. In connection with this merger, the Company entered into customary employment, consulting and non-compete agreements with certain employees and former owners of CNM. The merger will be accounted for under the purchase method of accounting for financial reporting purposes.

   The Company is not aware of any pre-existing material relationships between
(i) CNM or any if its shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers, on the other.

   The Company also completed the acquisition of several other businesses (the "Other Acquisitions") since June 30, 1996. None of the Other Acquisitions is individually material to the results of operations or financial condition of the Company. However, the merger with CNM and the acquisition of the Other Acquisitions may require the filing of financial statements and pro forma financial information pursuant to Rules 3-05(b)(1)(i) and 11-01(c) of Regulation S-X to the extent such businesses would collectively constitute a "significant subsidiary" under such Rules.

                                      -1-
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

       The Company believes that it is impractical to provide financial statements of CNM on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

   (b) PRO FORMA FINANCIAL INFORMATION

       The Company believes that it is impractical on the date of this filing to provide pro forma financial information reflecting the Company's acquisitions, and the Company will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

   (c) EXHIBITS.  None

                                      -2-
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CARRIAGE SERVICES, INC.

Dated: January 21, 1997               By: /s/ THOMAS C. LIVENGOOD
                                          Thomas C. Livengood
                                          Executive Vice President and
                                          Chief Financial Officer